UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2008 (January 22, 2008)

NEW JERSEY RESOURCES
CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)	07719 (Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Retirement of Director

Effective at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of New Jersey Resources Corporation (the “Company”) held on January 23, 2008, Mr. Gary W. Wolf has retired from the Company’s Board of Directors (the “Board”).  Mr. Wolf, who had been a member of the Company’s Board since 1996, and a member of the board of directors of New Jersey Natural Gas Company since 1998, had reached the retirement age for directors set forth in Company’s Corporate Governance Guidelines.

Item 7.01.  Other Events.

On January 23, 2008, the Company issued a press release announcing that after the close of business on January 22, 2008, the Board approved a three-for-two split of the Company’s common stock.  The Company will effect the stock split by issuing one additional share of common stock for every two outstanding shares of common stock.  Shareholders of record as of the close of business on February 8, 2008, will receive one additional share of common stock for every two shares owned as of that date.  The additional shares will be distributed on March 3, 2008.  Trading of the Company’s common stock on a split-adjusted basis will begin at the start of trading on March 4, 2008.

In addition, the Board increased the Company’s regular quarterly dividend to 42 cents a share (28 cents on a post-split basis) from 40 cents a share (26.7 cents on a post-split basis).  The dividend is payable on April 1, 2008, to shareholders of record at the close of business on March 14, 2008.  The annualized dividend rate will now be $1.12 per share on a post-split basis.

The press release issued on January 23, 2008, by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is furnished with this report on Form 8-K:
Exhibit Number	Description
99.1	Press release issued January 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: January 24, 2008	By:	/s/Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number          Description

99.1                  Press release issued January 23, 2008